Investor overview January 11, 2017 Exhibit 99.1

Safe Harbor Any statements about future expectations, plans, and prospects for the Company, including statements containing the words “believes,” “anticipates,” “plans,” “expects,” and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including risks relating to product development and commercialization, limited demand for the Company’s products, risks associated with competition, uncertainties associated with regulatory agency approvals, competitive pricing pressures, downturns in the economy, the risk of potential intellectual property litigation, acquisition related risks, and other factors discussed in our most recent quarterly or annual report filed with the Securities and Exchange Commission. In addition, the forward-looking statements included in this presentation represent the Company’s views as of the date of this document. While the Company anticipates that subsequent events and developments will cause the Company’s views to change, the Company specifically disclaims any obligation to update these forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s views as of any later date.

This presentation includes non-GAAP financial measures that are not in accordance with, nor an alternative to, generally accepted accounting principles and may be different from such non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Management uses non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income and non-GAAP diluted earnings per share to evaluate the Company's operating performance against past periods and to budget and allocate resources in future periods. These non-GAAP measures also assist management in understanding and evaluating the underlying baseline operating results and trends in the Company’s business. With respect to forwarding looking measures, we provide an outlook for our non-GAAP operating margins and earnings. We do not provide operating margin or earnings outlook on a GAAP basis. Many of the items that we exclude from our Non-GAAP operating margin and earnings calculations, such as amortization of intangibles, acquisition related costs, restructuring expenses, and one-time tax adjustments, are less capable of being controlled or reliably predicted by management. These items could cause our GAAP operating margins and earnings to vary materially from the corresponding Non-GAAP figures presented in our outlook statements. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. They are limited in value because they exclude charges that have a material effect on our reported results and, therefore, should not be relied upon as the sole financial measures to evaluate our financial results. The non-GAAP financial measures are meant to supplement, and to be viewed in conjunction with, GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures can be found in the appendix to this presentation and our First Quarter FY2017 press release issued on December 6, 2016 available at our website http://investor.analogic.com. Use of Non-GAAP Financial Measures

Investment Thesis Our Imaging Technologies in Medical, Ultrasound and Security Markets Create Opportunities Expanding Available Markets Focusing on Execution will Drive Increased Earnings Improving Operating Leverage

Medical and Security Imaging Innovations Founded in 1967 Advancing image guidance technology for medical and security Global research, engineering, and operations Fiscal 2016 Highlights: $509 million revenue $3.54 Non-GAAP* EPS Operating cash of $33 million, Free cash flow** of $20 million 1,600 employees worldwide * Non-GAAP EPS figures exclude certain charges; please refer to the non-GAAP reconciliation table in the back of this presentation. . ** Free cash flow is defined as operating cash flow minus capital expenditures of $13M in FY16

Our Imaging Technology Drives Innovative Products Material Science Signal and image processing Precision A/D conversion Precision RF/Power Amplification Imaging & Guidance “Core Technologies” “Critical Imaging Chain” Mammo Ultrasound Probes High voltage power supplies High power amplifiers Pulsed RF power Selenium direct conversion detectors U/S probes that go inside body GPU based design Synthetic Aperture “Full Systems” MRI CT Data Management Systems Non-contact power Urology & Surgery Handheld Medical CT Security CT EMED & Anesthesia Intuitive User interface Real time Image guidance Min invasive procedure guidance Modular design CT Designed for reliability High performance, high reliability Threat detection 2D Transducer ASIC ultrasound

Our Business Segments Medical Imaging Ultrasound Security & Detection 57% of revenues 32% of revenues 11% of revenues Increase content with OEMs Leverage common platforms Drive growth in emerging markets Expand share in Urology / Surgery Expand into General Imaging with technology partner Evaluate opportunities in POC Drive share in checked baggage Position CT for checkpoint Enter RapidDNA market

Moving to the Next Level of Performance Non-GAAP operating margin and EPS figures exclude certain charges; please refer to the non-GAAP reconciliation table in the back of this presentation. Inconsistent results in recent years requires renewed focus

Focus Drives Improved Shareholder Returns Optimize product portfolio Manage operating expense structure Drive consistent revenue growth Bring discipline to the M&A process

Medical Imaging

Guidance in Medical Imaging Computed Tomography Digital Mammography Magnetic Resonance

Increasing Our Value to OEMs in CT Data Acquisition Subsystem Detection Management Subsystem Power & Data Management CT Imaging engine Image Reconfiguration Business growth opportunities with current & new OEMs Historical base business with OEMs

Qinghai Xinjiang Inner Mongolia Tibet Guizhou Zhejiang Fujian Gansu Ningxia Shanxi Shanxi Hebei Heilongjiang Jilin Liaoning Shandong Jiangsu Henan Anhui Hubei Hunan Jiangxi Yunnan Sichuan Chongqing Guangxi Guangdong Ruggedized CT Gantry Installations 1 4 2 11 17 13 1 4 3 9 7 4 11 6 5 12 15 5 6 11 6 3 1 4 Beijing 1 1 1 > 160 installed through Nov. 2016

Magnetic Resonance Power Sub-systems RF Amplifier Gradient Amplifier Enabled 3T wide bore systems Common platforms and modular design Design wins with new market entrants

Digital Mammography Detector Sub-Systems Analogic Enables Best Detection Superior Se Based Technology Premium 3D tomo performance Lower dose with best image quality Fastest Image acquisition US installed base of 2D is ~ 11,000 systems, more than 5000 are 7+ years Replacement cycle is moving to 3D

Medical Imaging: Stable Performance Revenue base with significant improvement in non-GAAP operating margins Margin improvement driven by product/customer mix and cost initiatives Non-GAAP operating margin and EPS figures exclude certain charges; please refer to the non-GAAP reconciliation table in the back of this presentation.

Security and Detection

Checked Baggage Opportunities with Leading OEMs North America Replacement Demand 1800 sockets TSA extended EDS life from 10 to 15 years to prepare for next gen purchases Canada completing purchases of high-speed EDS systems Europe and Middle East Increasing Momentum 2000 sockets Early adoption underway EU standard 3 being implemented Middle East expanding hubs Asia-Pacific Major Hub First Adopters 2700 sockets China and India growth markets Major hubs follow US/EU Souce: Market Reports, Customer and Analogic Estimates Medium Speed High Speed HI-SCAN 10080 XCT High Speed

Checkpoint CT Under Evaluation ConnectCT accepted into TSA laboratory for formal certification testing; International certification testing in early 2017 Commercial trials with CT in Europe validated a 2X operational improvement with over 1.3 million bags scanned while improving detection ConnectCT can dramatically reduce passenger wait times while providing best-in-class security

Upside Potential in Rapid DNA DNA profile generated in under 84 minutes vs. weeks in federal labs Significant market opportunity for law enforcement and government agencies FBI NDIS (National DNA Index System) approval achieved for domestic 4-color version Evaluation currently underway for new global standard using 6-color version RapidDNA legislation passed in the Senate, pending approval in House of Representatives

Security and Detection: Strong Leverage Unpredictable revenue with solid double digit operating margins Growing high speed check baggage market opportunity OUS and stable medium speed in the U.S. Non-GAAP operating margin and EPS figures exclude certain charges; please refer to the non-GAAP reconciliation table in the back of this presentation.

ULTRASOUND

Expanding Market Opportunity Global Ultrasound Market 2015, $6.4B Growing Presence Source: IHS Ultrasound Clinical Applications Market Forecasts 2015 1 2 1 POC: Point of care 2 IR: Interventional Radiology Radiology / General Imaging 3.3% Market Segments Technology Partnerships OB/GYN 7.0% Cardiology 7.5% Point of Care 6.1% Surgery 2.5% Urology 1.4% ~$6.4B Addressable Market Other/Shared Expanding Market Reach Segment CAGR (thru 2019) Anesthesia 3% Urology 2% Surgery 3%

Positioned for Growth in Key Segments *Analogic Patented and Trademarked Technology Surgical Guidance bk5000 Urology bk3000 General Imaging Partnerships Point of Care Anesthesia/EMED Handheld bk3500 Sonic Window Portfolio Optimization

Ultrasound: Key Turnaround Opportunity Sales growth has not matched our pace of investment Focus on optimizing portfolio and improving operating profit Investments in POC, Sonic Window, new bk platform, WW sales force and Oncura OEM Probes Non-GAAP operating margin and EPS figures exclude certain charges; please refer to the non-GAAP reconciliation table in the back of this presentation.

Financial Outlook

Financial Outlook Non-GAAP operating margin and EPS figures exclude certain charges; please refer to the non-GAAP reconciliation table in the back of this presentation. FY 2017 Revenue Outlook: Medical Imaging expected to be roughly flat for the year Security and Detection expected double digit growth Ultrasound flat to slightly up; portfolio and operating expense optimization underway

Strong Balance Sheet and Consistent Cash Flows 1 As of July 31, 2015 Includes $12MM tax refund $142MM1 of Cash/Investments with no long term debt Consistent operating cash flows Capital allocation through ongoing investment, M&A and share re-purchase $15 million share repurchase program in place 1 As of October 31, 2016 Includes $15MM settlement for BK matter . * Free cash flow is defined as operating cash flow minus capital expenditures of $31M in FY12, $24M in FY13, $11 in FY14, $10 in FY15, and $13M in FY16

Investment Thesis Our Imaging Technologies in Medical, Ultrasound and Security Create Opportunities Expanding Available Markets Focusing on Execution will Drive Increased Earnings Improving Operating Leverage

Appendix

Non-Gaap Reconciliation